UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2007

TULLY’S COFFEE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington	001-33646	91-1557436
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3100 Airport Way South, Seattle, Washington 98134

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (206) 233-2070

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)	Director Resignation

Kathi Ainsworth-Jones resigned as a director of Tully’s Coffee Corporation (the “Company”) effective on December 31, 2007. Ms. Ainsworth-Jones has served as a director of the Company since November 18, 2004. Ms. Ainsworth-Jones will be focusing on her new business venture.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TULLY’S COFFEE CORPORATION

Date: January 3, 2008	By:	/s/ Kristopher S. Galvin
Kristopher S. Galvin
Executive Vice-President and Chief Financial Officer

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